UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21485

Cohen & Steers Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Francis C. Poli Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2017. The net asset value (NAV) at that date was $24.93 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's market price was $23.63.

The total returns for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2017
Cohen & Steers Infrastructure Fund at NAV[a]	17.50%
Cohen & Steers Infrastructure Fund at Market Value[a]	26.56%
Blended Benchmark—80% FTSE Global Core Infrastructure 50/50 Net Tax Index / 20% BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	12.14%
S&P 500 Index[b]	9.34%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

Cohen & Steers Infrastructure Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the Securities and Exchange Commission (SEC) and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.134 per share on a monthly basis.

a  As a closed-end investment company, the price of the Fund's exchange-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites, and telecommunication towers. The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

The Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Fund's Plan. The Fund's total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board of Directors may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Global listed infrastructure produced a strong total return during the period and outperformed the broader equity market. In general, stocks built on record highs made in the wake of November's U.S. Presidential election in anticipation of possible new stimulus measures and business-friendly policies, including tax cuts, regulatory rollbacks and infrastructure spending. Overall, equity markets were supported by a benign interest rate backdrop, as well as economic data that continued to suggest a strengthening global economy, although U.S. data was weaker than expected.

Growth in Europe continued to advance during the period, which prompted the European Central Bank to lower its risk assessment of the region, potentially paving the way for the eventual withdrawal of its aggressive stimulus measures. In Asia, Japan's government raised its overall view of the economy, citing stronger private consumption and an improved employment picture. In the U.S., the Federal Reserve responded to an improving economy and falling unemployment by raising its benchmark short-term interest rate in June by 0.25%—the third such increase since December 2016.

In this environment, the vast majority of infrastructure subsector returns were positive, with European companies generally outperforming their U.S. counterparts.

Fund Performance

The Fund had a positive total return during the period and outperformed its blended benchmark on both a NAV and market price basis. Stock selection in the electric subsector was the largest contributor to relative performance during the period, partly driven by not owning a number of U.S.-based utilities that underperformed, including Firstenergy and Public Service Enterprise Group. Additionally, our overweight in Kyushu Electric Power benefited performance, as the stock rose over 12% after a court ruled that the company may bring two of its nuclear reactors back online.

Favorable stock selection in midstream energy also aided performance, despite the subsector being weighed down by weak and volatile oil prices. Concerns lingered throughout the period that increased U.S. drilling activity and rising inventories could undermine efforts by the Organization of

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Petroleum Exporting Countries (OPEC) to stabilize oil markets through production cuts. In particular, we were underweight Enbridge, which underperformed amid its pending merger with Spectra Energy.

The Fund's overweight in the communications subsector further contributed to relative performance, which outperformed following reports that U.S. telecommunications carriers will likely ramp up their network buildout plans in the second half of this year. European tower operators also rallied, on renewed expectations of further consolidation within the space. We primarily benefited from our overweights in American Tower, El Towers and Crown Castle International.

The Fund's underweight in airports, which was the strongest performing subsector during the period detracted from performance, as many Europe-based operators benefited from improving passenger traffic and growing economic momentum throughout the region. In particular, we did not own Spain-based AENA and Germany-based Fraport AG, both of which outperformed.

Stock selection in the diversified subsector also detracted from performance, driven in part by our overweight in Macquarie Infrastructure and not owning Rumo Logistica. Stock selection in railways further detracted from relative performance, hindered by our overweight in Central Japan Railway, which underperformed as a stronger yen overshadowed the outlook for favorable tourism demand. Additionally, our overweight in water detracted from performance, largely due to being overweight United Utilities Group and American Water Works, which underperformed during the period.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund's performance for the six-month period ended June 30, 2017.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund's investments in foreign securities contributed positively to absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund's investments denominated in foreign currencies are subject to foreign currency risk. Most currencies appreciated against the U.S. dollar, including the euro, U.K. pound and Japanese yen. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net tailwind for absolute returns.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Sincerely,

ROBERT S. BECKER	BEN MORTON
Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2017, leverage represented 29% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods expiring in 2020, 2021 and 2022a (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsb,c

Leverage (as a % of managed assets)	29%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	2.0%[a]
Weighted Average Term on Financing	4.0 years[a]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  On February 24, 2015, the Fund amended its credit agreement to extend the fixed rate financing terms, originally expiring in 2017, 2018 and 2019, by three years, now expiring in 2020, 2021 and 2022. The weighted average rate on financing does not include the three year extension and will increase as the extended fixed-rate tranches become effective. The weighted average term of financing includes the three year extension.

b  Data as of June 30, 2017. Information is subject to change.

c  See Note 6 in Notes to Financial Statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

June 30, 2017
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
NextEra Energy	$118,770,264	4.0
American Tower Corp.	107,911,459	3.6
Crown Castle International Corp.	107,892,357	3.6
TransCanada Corp.	87,242,379	2.9
Sempra Energy	78,651,017	2.6
CMS Energy Corp.	72,199,488	2.4
Xcel Energy	66,637,397	2.2
Atlantia S.p.A.	63,434,952	2.1
Edison International	62,404,768	2.1
Kinder Morgan	62,296,192	2.1

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2017 (Unaudited)

		Number of Shares/Units	Value
COMMON STOCK	111.2%
AUSTRALIA	6.0%
ELECTRIC—REGULATED ELECTRIC	1.5%
Spark Infrastructure Group		15,523,462	$31,260,089
PIPELINES—C-CORP	0.9%
APA Group[a]		2,664,106	18,776,782
RAILWAYS	0.8%
Aurizon Holdings Ltd.		4,313,365	17,769,751
TOLL ROADS	2.8%
Transurban Group[a]		6,655,811	60,620,522
TOTAL AUSTRALIA			128,427,144
BRAZIL	2.4%
WATER
Cia de Saneamento Basico do Estado de Sao Paulo[a]		5,261,843	50,285,233
CANADA	9.2%
PIPELINES—C-CORP	7.4%
Enbridge[a]		425,140	16,936,098
Kinder Morgan Canada Ltd., 144Ab,c		893,700	10,909,370
Pembina Pipeline Corp.		1,259,351	41,709,690
TransCanada Corp.[a]		1,830,086	87,242,379
			156,797,537
RAILWAYS	1.8%
Canadian Pacific Railway Ltd.[a]		239,472	38,530,099
TOTAL CANADA			195,327,636
CHINA	1.2%
TOLL ROADS
Jiangsu Expressway Co., Ltd., Class H (HKD)		18,390,000	25,956,977
FRANCE	2.8%
AIRPORTS	1.6%
Aeroports de Paris		209,260	33,771,582
TOLL ROADS	1.2%
Vinci SA		294,845	25,165,859
TOTAL FRANCE			58,937,441

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares/Units	Value
GERMANY	0.8%
ELECTRIC—REGULATED ELECTRIC
Innogy SE, 144Ab		440,864	$17,354,253
HONG KONG	3.5%
ELECTRIC—REGULATED ELECTRIC	2.9%
CLP Holdings Ltd.		5,806,000	61,425,382
MARINE PORTS	0.6%
China Merchants Port Holdings Co., Ltd.		4,664,000	12,933,237
TOTAL HONG KONG			74,358,619
INDIA	0.2%
TOLL ROADS
IRB InvIT Fund, 144Ab,c		2,050,000	3,108,103
ITALY	6.1%
COMMUNICATIONS—TOWERS	1.9%
Ei Towers S.p.A.[a]		227,957	13,187,285
Infrastrutture Wireless Italiane S.p.A., 144Ab		4,805,975	27,302,996
			40,490,281
PIPELINES—C-CORP	1.2%
Snam S.p.A.[a]		5,968,161	26,011,890
TOLL ROADS	3.0%
Atlantia S.p.A.[a]		2,254,057	63,434,952
TOTAL ITALY			129,937,123
JAPAN	7.9%
ELECTRIC—INTEGRATED ELECTRIC	2.4%
Kyushu Electric Power Co.		2,262,800	27,441,291
Tohoku Electric Power Co.		1,796,800	24,841,289
			52,282,580
GAS DISTRIBUTION	0.9%
Tokyo Gas Co., Ltd.[a]		3,574,000	18,566,688
RAILWAYS	4.6%
Central Japan Railway Co.[a]		354,899	57,774,623
West Japan Railway Co.		571,300	40,309,729
			98,084,352
TOTAL JAPAN			168,933,620

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares/Units	Value
MEXICO	2.3%
AIRPORTS	1.6%
Grupo Aeroportuario del Pacifico SAB de CV, B Shares		3,101,529	$34,948,009
TOLL ROADS	0.7%
OHL Mexico SAB de CVa		9,876,320	14,246,825
TOTAL MEXICO			49,194,834
NEW ZEALAND	2.0%
AIRPORTS
Auckland International Airport Ltd.[a]		8,083,747	42,236,473
SPAIN	3.9%
ELECTRIC—REGULATED ELECTRIC	1.1%
Red Electrica Corp. SA		1,115,831	23,315,990
TOLL ROADS	2.8%
Abertis Infraestructuras SA		887,814	16,447,347
Ferrovial SA		1,976,152	43,865,987
			60,313,334
TOTAL SPAIN			83,629,324
SWITZERLAND	2.1%
AIRPORTS
Flughafen Zuerich AGa		178,245	43,757,298
THAILAND	0.4%
AIRPORTS
Airports of Thailand PCL		5,397,500	7,507,562
UNITED KINGDOM	2.4%
ELECTRIC—REGULATED ELECTRIC	1.5%
National Grid PLC		2,636,155	32,679,664
WATER	0.9%
United Utilities Group PLC[a]		1,615,500	18,253,132
TOTAL UNITED KINGDOM			50,932,796

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares/Units	Value
UNITED STATES	58.0%
COMMUNICATIONS—TOWERS	10.1%
American Tower Corp.[a,d]		815,534	$107,911,459
Crown Castle International Corp.[a]		1,076,985	107,892,357
			215,803,816
DIVERSIFIED	1.6%
Macquarie Infrastructure Co. LLC[a,d]		441,456	34,610,150
ELECTRIC	25.4%
INTEGRATED ELECTRIC	6.6%
NextEra Energy[a,d]		847,572	118,770,264
Pattern Energy Group[a,d]		885,401	21,107,960
			139,878,224
REGULATED ELECTRIC	18.8%
Alliant Energy Corp.[a,d]		862,636	34,652,088
CMS Energy Corp.[a,d]		1,561,070	72,199,488
DTE Energy Co.[a,d]		314,260	33,245,565
Edison International[a,d]		798,117	62,404,768
Great Plains Energy[a,d]		773,399	22,645,123
PG&E Corp.[a,d]		854,893	56,739,249
WEC Energy Group[a,d]		836,343	51,334,733
Xcel Energy[a,d]		1,452,428	66,637,397
			399,858,411
TOTAL ELECTRIC			539,736,635
GAS DISTRIBUTION	7.1%
Atmos Energy Corp.[a,d]		635,845	52,743,343
NiSource[a,d]		749,147	18,998,368
Sempra Energy[a,d]		697,570	78,651,017
			150,392,728

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares/Units	Value
PIPELINES	6.4%
PIPELINES—C-CORP	5.6%
Antero Midstream GP LPc		647,342	$14,228,577
Cheniere Energy[a,c,d]		414,896	20,209,584
Kinder Morgan[a,d]		3,251,367	62,296,192
ONEOK[a]		458,594	23,920,263
			120,654,616
PIPELINES—MLP	0.8%
Hess Midstream Partners LPa,c		463,262	9,436,647
Rice Midstream Partners LPa		356,182	7,102,269
			16,538,916
TOTAL PIPELINES			137,193,532
RAILWAYS	4.9%
CSX Corp.[a,d]		731,107	39,889,198
Norfolk Southern Corp.[a]		127,204	15,480,727
Union Pacific Corp.[a,d]		450,689	49,084,539
			104,454,464
WATER	2.5%
American Water Works Co.[a,d]		669,966	52,223,850
TOTAL UNITED STATES			1,234,415,175
TOTAL COMMON STOCK (Identified cost—$1,816,588,795)			2,364,299,611
PREFERRED SECURITIES—$25 PAR VALUE	7.3%
UNITED KINGDOM	0.1%
BANKS—FOREIGN
National Westminster Bank PLC, 7.763%, Series C (USD)[a,e]		110,457	2,899,496

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares/Units	Value
UNITED STATES	7.2%
BANKS	3.3%
Bank of America Corp., 6.20%, Series CCe		142,525	$3,821,095
Bank of America Corp., 6.00%, Series EEe		150,000	4,005,000
Bank of America Corp., 6.50%, Series Ya,e		214,496	5,774,233
BB&T Corp., 5.625%[e]		113,228	3,045,833
Capital One Financial Corp., 6.70%, Series De		85,825	2,354,180
Citigroup, 6.875%, Series Ke		160,000	4,734,400
Citigroup, 6.30%, Series Se		167,743	4,478,738
GMAC Capital Trust I, 6.967%, due 2/15/40, Series 2 (TruPS) (FRN) (3 Mo. US LIBOR + 5.785%)[f]		224,902	5,892,433
Huntington Bancshares, 6.25%, Series De		123,494	3,392,380
JPMorgan Chase & Co., 6.10%, Series AAa,d,e		196,847	5,340,459
JPMorgan Chase & Co., 6.125%, Series Ya,e		200,000	5,390,000
New York Community Bancorp, 6.375%, Series Ae		108,000	3,088,800
Regions Financial Corp., 6.375%, Series Ba,d,e		98,085	2,856,235
Wells Fargo & Co., 5.85%[a,e]		200,000	5,532,000
Wells Fargo & Co., 6.00%, Series Ta,e		150,000	3,946,500
Wells Fargo & Co., 5.70%, Series Wa,d,e		170,971	4,428,149
Wells Fargo & Co., 5.625%, Series Ye		99,275	2,552,360
			70,632,795
ELECTRIC	1.0%
INTEGRATED ELECTRIC	0.8%
Integrys Holdings, 6.00%, due 8/1/73[a]		234,338	6,330,055
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series Ka		183,056	4,636,809
Southern Co./The, 6.25%, due 10/15/75[a,d]		200,000	5,472,000
			16,438,864
REGULATED ELECTRIC	0.2%
DTE Energy Co., 5.375%, due 6/1/76, Series Ba		176,011	4,454,838
TOTAL ELECTRIC			20,893,702
FINANCIAL	0.8%
DIVERSIFIED FINANCIAL SERVICES	0.2%
KKR & Co. LP, 6.75%, Series Aa,e		112,000	3,056,480

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares/Units	Value
INVESTMENT BANKER/BROKER	0.6%
Charles Schwab Corp./The, 5.95%, Series Da,e		75,000	$2,045,250
Morgan Stanley, 6.375%, Series Ie		125,000	3,567,500
Morgan Stanley, 5.85%, Series Ke		99,200	2,710,144
Morgan Stanley, 6.875%[e]		157,745	4,620,351
			12,943,245
TOTAL FINANCIAL			15,999,725
INDUSTRIALS—CHEMICALS	0.4%
CHS, 7.10%, Series IIe		135,283	3,980,026
CHS, 6.75%[a,e]		137,935	3,900,802
			7,880,828
INSURANCE	0.3%
LIFE/HEALTH INSURANCE	0.1%
Prudential Financial, 5.75%, due 12/15/52		73,926	1,921,337
MULTI-LINE	0.2%
Hanover Insurance Group/The, 6.35%, due 3/30/53		82,237	2,125,826
Hartford Financial Services Group, 7.875%, due 4/15/42[a]		83,768	2,575,866
			4,701,692
TOTAL INSURANCE			6,623,029
INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
Qwest Corp., 6.75%, due 6/15/57		85,800	2,174,172
PIPELINES	0.1%
NuStar Energy LP, 7.625%, Series Be		80,000	2,012,000
REAL ESTATE—DIVERSIFIED	0.6%
Coresite Realty Corp., 7.25%, Series Aa,e		99,000	2,532,420
Retail Properties of America, 7.00%[e]		99,400	2,540,664
Saul Centers, 6.875%, Series Ce		79,140	2,041,020
VEREIT, 6.70%, Series Fa,e		247,888	6,591,342
			13,705,446
TECHNOLOGY—SOFTWARE	0.1%
eBay, 6.00%, due 2/1/56[a]		95,400	2,611,098

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares/Units	Value
UTILITIES	0.5%
Dominion Resources, 5.25%, due 7/30/76, Series A		179,306	$4,513,132
SCE Trust IV, 5.375%, Series Je		111,918	3,161,684
SCE Trust VI, 5.00%[e]		104,000	2,585,440
			10,260,256
TOTAL UNITED STATES			152,793,051
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$144,594,574)			155,692,547
		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	17.0%
AUSTRALIA	0.7%
BANKS—FOREIGN	0.3%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75%, 144A (USD)[b,e]		$4,000,000	4,427,448
Macquarie Bank Ltd./London, 6.125%, 144A (USD)[b,e]		1,600,000	1,640,000
			6,067,448
INSURANCE-PROPERTY CASUALTY	0.3%
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (USD)		4,000,000	4,467,000
QBE Insurance Group Ltd., 5.875%, due 6/17/46, Series EMTN (USD)		1,800,000	1,922,233
			6,389,233
MATERIAL—METALS & MINING	0.1%
BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, 144A (USD)[b]		2,000,000	2,290,180
TOTAL AUSTRALIA			14,746,861

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount	Value
CANADA	0.9%
PIPELINES	0.5%
Transcanada Trust, 5.625%, due 5/20/75 (USD)		$2,000,000	$2,117,620
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (USD)[a]		4,990,000	5,427,623
Transcanada Trust, 5.30%, due 3/15/77 (USD)		2,475,000	2,548,941
			10,094,184
UTILITIES—ELECTRIC UTILITIES	0.4%
Emera, 6.75%, due 6/15/76, Series 16-A (USD)[a]		8,250,000	9,363,750
TOTAL CANADA			19,457,934
DENMARK	0.1%
BANKS—FOREIGN
Danske Bank A/S, 6.125% (USD)[e]		2,600,000	2,723,760
FRANCE	1.2%
BANKS—FOREIGN	1.1%
BNP Paribas, 7.195%, 144A (USD)[a,b,e]		3,000,000	3,453,750
BNP Paribas SA, 7.375%, 144A (USD)[b,e]		1,800,000	2,004,750
BNP Paribas SA, 7.625%, 144A (USD)[a,b,e]		5,800,000	6,394,500
Credit Agricole SA, 8.125%, 144A (USD)[a,b,e]		4,950,000	5,767,864
Societe Generale SA, 7.375%, 144A (USD)[a,b,e]		2,600,000	2,801,500
Societe Generale SA, 8.25%, Series EMTN (USD)[e]		2,400,000	2,551,908
			22,974,272
INSURANCE—LIFE/HEALTH INSURANCE	0.1%
La Mondiale Vie, 7.625% (USD)[e]		3,250,000	3,489,788
TOTAL FRANCE			26,464,060
GERMANY	0.2%
BANKS—FOREIGN
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (USD)[a,b]		3,088,000	3,892,257
ITALY	0.5%
UTILITIES—ELECTRIC UTILITIES
Enel SpA, 8.75%, due 9/24/73, 144A (USD)[a,b]		8,635,000	10,297,237

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount	Value
JAPAN	0.6%
INSURANCE
LIFE/HEALTH INSURANCE	0.4%
Dai-ichi Life Insurance Co. Ltd., 5.10%, 144A (USD)[a,b,e]		$2,800,000	$2,980,600
Nippon Life Insurance Co., 4.70%, due 1/20/46, 144A (USD)[a,b]		2,400,000	2,517,000
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (USD)[a,b]		3,800,000	4,056,500
			9,554,100
LIFE/HEALTH INSURANCE—FOREIGN	0.2%
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (USD)[a,b]		3,600,000	3,870,000
TOTAL JAPAN			13,424,100
NETHERLANDS	0.7%
BANKS—FOREIGN	0.6%
ING Groep N.V., 6.875% (USD)[e]		3,600,000	3,853,958
Rabobank Nederland, 11.00%, 144A (USD)[a,b,e]		8,120,000	9,461,830
			13,315,788
INSURANCE—LIFE/HEALTH INSURANCE—FOREIGN	0.1%
Demeter BV (Swiss Re Ltd.), 5.75%, due 8/15/50 (USD)		2,200,000	2,382,998
TOTAL NETHERLANDS			15,698,786
NORWAY	0.2%
BANKS—FOREIGN
DNB Bank ASA, 6.50% (USD)[e]		3,000,000	3,214,860
SPAIN	0.1%
BANKS—FOREIGN
Banco Bilbao Vizcaya Argentaria SA, 9.00% (USD)[e]		2,400,000	2,513,986
SWEDEN	0.2%
BANKS—FOREIGN
Swedbank AB, 6.00% (USD)[e]		3,000,000	3,161,082

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount	Value
SWITZERLAND	1.1%
BANKS—FOREIGN	0.9%
Credit Suisse Group AG, 7.125% (USD)[e]		$4,800,000	$5,168,400
Credit Suisse Group AG, 7.50%, 144A (USD)[b,e]		2,391,000	2,686,922
UBS Group AG, 6.875% (USD)[e]		1,800,000	1,921,511
UBS Group AG, 6.875% (USD)[e]		1,800,000	1,945,827
UBS Group AG, 7.125% (USD)[e]		5,046,000	5,355,062
UBS Group AG, 7.125% (USD)[e]		1,600,000	1,731,600
			18,809,322
INSURANCE—REINSURANCE—FOREIGN	0.2%
Aquarius + Investments PLC, 8.25% (USD)[e]		4,000,000	4,251,908
TOTAL SWITZERLAND			23,061,230
UNITED KINGDOM	2.9%
BANKS—FOREIGN
Barclays PLC, 7.875% (USD)[e]		2,600,000	2,803,814
Barclays PLC, 8.25% (USD)[a,e]		4,161,000	4,421,062
HBOS Capital Funding LP, 6.85% (USD)[e]		2,400,000	2,460,360
HSBC Capital Funding LP, 10.176%, 144A (USD)[a,b,e]		9,750,000	15,362,295
HSBC Holdings PLC, 6.375% (USD)[e]		1,400,000	1,493,100
HSBC Holdings PLC, 6.875% (USD)[a,e]		3,800,000	4,113,500
Lloyds Banking Group PLC, 7.50% (USD)[e]		4,334,000	4,791,779
Nationwide Building Society, 10.25%		6,030,000	11,859,195
Royal Bank of Scotland Group PLC, 7.648% (USD)[a,e]		2,004,000	2,479,950
Royal Bank of Scotland Group PLC, 8.625% (USD)[a,e]		7,400,000	8,084,500
Standard Chartered PLC, 7.50%, 144A (USD)[b,e]		2,200,000	2,359,500
Standard Chartered PLC, 7.75%, 144A (USD)[b,e]		2,200,000	2,367,750
TOTAL UNITED KINGDOM			62,596,805

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount		Value
UNITED STATES	7.6%
BANKS	4.1%
AgriBank FCB, 6.875%[a,e]		37,000	†	$4,043,408
Bank of America Corp., 6.10%, Series AAe		$1,013,000		1,101,739
Bank of America Corp., 6.30%, Series DDa,e		4,500,000		5,056,875
Bank of America Corp., 6.50%, Series Za,e		5,169,000		5,754,027
Citigroup, 6.125%, Series Ra,e		4,225,000		4,547,156
Citigroup, 6.25%, Series Te		5,100,000		5,664,188
CoBank ACB, 6.25%, 144A, Series Fa,b,e		52,500	†	5,482,969
CoBank ACB, 6.25%, Series Ie		2,866,000		3,159,848
Farm Credit Bank of Texas, 6.75%, 144Aa,b,e		35,300	†	3,856,525
Farm Credit Bank of Texas, 10.00%, 144A, Series Ia,b,e		7,000	†	8,607,812
JPMorgan Chase & Co., 7.90%, Series Ia,d,e		7,220,000		7,514,215
JPMorgan Chase & Co., 6.75%, Series Sa,e		6,000,000		6,825,000
JPMorgan Chase & Co., 5.30%, Series Ze		4,850,000		5,062,188
PNC Financial Services Group, 6.75%[e]		3,000,000		3,386,250
US Bancorp, 5.125%, Series Ie		2,100,000		2,237,130
Wells Fargo & Co., 7.98%, Series Ka,e		4,250,000		4,420,000
Wells Fargo & Co., 5.875%, Series Ua,e		7,320,000		8,075,570
Wells Fargo Capital X, 5.95%, due 12/1/86, (TruPS)		2,830,000		3,207,805
				88,002,705
ELECTRIC	0.4%
INTEGRATED ELECTRIC	0.2%
Southern California Edison Co., 6.25%, Series Ee		4,150,000		4,606,500
REGULATED ELECTRIC	0.2%
Southern Co./The, 5.50%, due 3/15/57, Series B		3,000,000		3,167,517
TOTAL ELECTRIC				7,774,017
FINANCIAL	0.2%
DIVERSIFIED FINANCIAL SERVICES	0.1%
National Rural Utilities Cooperative Finance Corp., 5.25%, due 4/20/46		1,764,000		1,860,165

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount		Value
INVESTMENT BANKER/BROKER	0.1%
Morgan Stanley, 5.55%, Series Je		$3,000,000		$3,138,000
TOTAL FINANCIAL				4,998,165
FOOD	0.3%
Dairy Farmers of America, 7.875%, 144Aa,b,e,g		60,000	†	6,391,878
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.7%
General Electric Co., 5.00%, Series Da,d,e		13,407,000		14,246,949
INSURANCE	1.3%
LIFE/HEALTH INSURANCE	1.0%
MetLife, 9.25%, due 4/8/38, 144Aa,b		6,500,000		9,701,250
MetLife, 5.25%, Series Ce		5,200,000		5,411,744
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa,b		4,500,000		6,097,950
				21,210,944
PROPERTY CASUALTY	0.3%
Liberty Mutual Group, 7.80%, due 3/7/37, 144Ab		4,500,000		5,616,585
TOTAL INSURANCE				26,827,529
INTEGRATED TELECOMMUNICATIONS SERVICES	0.5%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Aa,b		8,989		10,446,903
MEDIA	0.1%
Viacom, 5.875%, due 2/28/57		1,800,000		1,873,926
TOTAL UNITED STATES				160,562,072
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$322,711,766)				361,815,030

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	2.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83%[h]		59,000,000	$59,000,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$59,000,000)			59,000,000
TOTAL INVESTMENTS (Identified cost—$2,342,895,135)	138.3%		2,940,807,188
LIABILITIES IN EXCESS OF OTHER ASSETS	(38.3)		(813,840,346)
NET ASSETS (Equivalent to $24.93 per share based on 85,319,794 shares of common stock outstanding)	100.0%		$2,126,966,842

Glossary of Portfolio Abbreviations

FRN  Floating Rate Note

HKD  Hong Kong Dollar

LIBOR  London Interbank Offered Rate

MLP  Master Limited Partnership

TruPS  Trust Preferred Securities

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†  Represents shares.

a  All or a portion of the security is pledged as collateral in connection with the Fund's credit agreement. $1,728,271,687 in aggregate has been pledged as collateral.

b  Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $203,508,477 or 9.6% of the net assets of the Fund, of which 0.3% are illiquid.

c  Non-income producing security.

d  A portion of the security has been rehypothecated in connection with the Fund's credit agreement. $764,048,603 in aggregate has been rehypothecated.

e  Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called earlier by the issuer.

f  Variable rate. Rate shown is in effect at June 30, 2017.

g  Security value is determined based on significant unobservable inputs (Level 3).

h  Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

Sector Summary	% of Managed Assets
Electric (Common)	25.5
Pipelines (Common)	11.4
Railways (Common)	8.7
Communications (Common)	8.6
Toll Roads (Common)	8.5
Gas Distribution (Common)	5.7
Airports (Common)	5.4
Banks (Preferred)	5.3
Other	4.9
Banks—Foreign (Preferred)	4.8
Water (Common)	4.0
Insurance (Preferred)	2.1
Diversified (Common)	1.2
Utilities (Preferred)	1.0
Electric (Preferred)	1.0
Industrials (Preferred)	0.7
Financial (Preferred)	0.7
Real Estate (Preferred)	0.5
100.0

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (Unaudited)

ASSETS:
Investments in securities, at value[a] (Identified cost—$2,342,895,135)	$2,940,807,188
Cash	19,755,881
Foreign currency, at value (Identified cost—$1,978,556)	1,972,354
Receivable for:
Dividends and interest	14,092,124
Investment securities sold	13,924,559
Other assets	65,112
Total Assets	2,990,617,218
LIABILITIES:
Payable for:
Credit agreement	850,000,000
Investment securities purchased	10,485,936
Investment management fees	2,099,577
Dividends declared	454,318
Interest expense	94,897
Administration fees	90,498
Directors' fees	176
Other liabilities	424,974
Total Liabilities	863,650,376
NET ASSETS	$2,126,966,842
NET ASSETS consist of:
Paid-in capital	$1,476,575,248
Dividends in excess of net investment income	(32,689,504)
Accumulated undistributed net realized gain	85,248,981
Net unrealized appreciation	597,832,117
$2,126,966,842
NET ASSET VALUE PER SHARE:
($2,126,966,842 ÷ 85,319,794 shares outstanding)	$24.93
MARKET PRICE PER SHARE	$23.63
MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(5.21)%

a  Includes $764,048,603 which has been rehypothecated in connection with the Fund's credit agreement, as described in Note 6.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Dividend income (net of $2,051,426 of foreign withholding tax)	$48,885,101
Interest income	9,647,400
Rehypothecation income	90,201
Total Investment Income	58,622,702
Expenses:
Investment management fees	12,147,954
Interest expense	8,406,577
Administration fees	720,055
Reports to shareholders	379,957
Custodian fees and expenses	203,192
Professional fees	82,135
Directors' fees and expenses	72,666
Transfer agent fees and expenses	10,916
Miscellaneous	139,637
Total Expenses	22,163,089
Net Investment Income (Loss)	36,459,613
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	43,553,097
Foreign currency transactions	(392,598)
Net realized gain (loss)	43,160,499
Net change in unrealized appreciation (depreciation) on:
Investments	239,157,374
Foreign currency translations	95,128
Net change in unrealized appreciation (depreciation)	239,252,502
Net Realized and Unrealized Gain (Loss)	282,413,001
Net Increase (Decrease) in Net Assets Resulting from Operations	$318,872,614

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
Change in Net Assets:
From Operations:
Net investment income (loss)	$36,459,613	$58,779,653
Net realized gain (loss)	43,160,499	106,743,836
Net change in unrealized appreciation (depreciation)	239,252,502	(10,772,326)
Net increase (decrease) in net assets resulting from operations	318,872,614	154,751,163
Dividends and Distributions to Shareholders from:
Net investment income	(68,597,114)	(53,096,105)
Net realized gain	—	(120,444,355)
Total dividends and distributions to shareholders	(68,597,114)	(173,540,460)
Total increase (decrease) in net assets	250,275,500	(18,789,297)
Net Assets:
Beginning of period	1,876,691,342	1,895,480,639
End of period[a]	$2,126,966,842	$1,876,691,342

a  Includes dividends in excess of net investment income of $32,689,504 and $552,003, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2017 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$318,872,614
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(612,889,936)
Proceeds from sales and maturities of long-term investments	655,497,837
Net purchases, sales and maturities of short-term investments	(4,300,000)
Net amortization of premium on investments	467,720
Net non-cash dividends received	(636,796)
Net increase in dividends and interest receivable and other assets	(1,827,817)
Net decrease in interest expense payable, accrued expenses and other liabilities	(105,891)
Net change in unrealized appreciation on investments	(239,157,374)
Net realized gain on investments	(43,553,097)
Cash provided by operating activities	72,367,260
Cash Flows from Financing Activities:
Dividends and distributions paid	(105,471,473)
Increase (decrease) in cash	(33,104,213)
Cash at beginning of period (including foreign currency)	54,832,448
Cash at end of period (including foreign currency)	$21,728,235

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

During the six months ended June 30, 2017, interest paid was $8,449,201.

During the six months ended June 30, 2017, as part of an exchange offer from one of the Fund's investments, the Fund received shares of a new security valued at $4,710,272.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2017	2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.00	$22.22	$25.79	$23.43	$20.58	$17.86
Income (loss) from investment operations:
Net investment income (loss)	0.43 [a]	0.69 [a]	0.68 [a]	0.72 [a]	0.61 [a]	0.80
Net realized and unrealized gain (loss)	3.30	1.12	(2.66)	3.12	3.67 [b]	3.36
Total from investment operations	3.73	1.81	(1.98)	3.84	4.28	4.16
Less dividends and distributions to shareholders from:
Net investment income	(0.80)	(0.62)	(0.72)	(0.69)	(0.71)	(0.92)
Net realized gain	—	(1.41)	(0.88)	(0.79)	(0.73)	—
Return of capital	—	—	—	—	—	(0.52)
Total dividends and distributions to shareholders	(0.80)	(2.03)	(1.60)	(1.48)	(1.44)	(1.44)
Anti-dilutive effect from the repurchase of shares	—	—	0.01	—	0.01	—
Net increase (decrease) in net asset value	2.93	(0.22)	(3.57)	2.36	2.85	2.72
Net asset value, end of period	$24.93	$22.00	$22.22	$25.79	$23.43	$20.58
Market value, end of period	$23.63	$19.36	$19.08	$22.72	$20.60	$18.75
Total net asset value return[c]	17.50%[d]	9.22%	–6.85%	17.27%	22.30%	24.65%
Total market value return[c]	26.56%[d]	11.93%	–9.21%	17.51%	18.02%	28.37%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2017	2016	2015	2014	2013	2012
Net assets, end of period (in millions)	$2,127.0	$1,876.7	$1,895.5	$2,210.3	$2,007.7	$1,769.4
Ratio of expenses to average daily net assets (before expense reduction)	2.20%[e]	2.19%	2.11%	2.01%	2.23%	2.07%
Ratio of expenses to average daily net assets (net of expense reduction)	2.20%[e]	2.19%	2.11%	2.01%	2.23%	2.06%
Ratio of expenses to average daily net assets (excluding interest expense)	1.37%[e]	1.36%	1.35%	1.30%	1.42%	1.44%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	3.62%[e]	2.97%	2.73%	2.78%	2.77%	4.34%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	3.62%[e]	2.97%	2.73%	2.78%	2.77%	4.35%
Ratio of expenses to average daily managed assets (before expense reduction)[f]	1.55%[e]	1.53%	1.50%	1.46%	1.57%	1.40%
Ratio of expenses to average daily managed assets (net of expense reduction)[f]	1.55%[e]	1.53%	1.50%	1.46%	1.57%	1.38%
Portfolio turnover rate	22%[d]	51%	58%	33%	58%	49%
Credit Agreement
Asset coverage ratio for credit agreement	350%	321%	323%	360%	336%	321%
Asset coverage per $1,000 for credit agreement	$3,502	$3,208	$3,230	$3,600	$3,362	$3,212

a  Calculation based on average shares outstanding.

b  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.65 and the total return on an NAV basis would have been 22.23%.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

f  Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified closed-end management investment company. The Fund's investment objective is total return with emphasis on income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of June 30, 2017.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Thailand	$7,507,562	$—	$7,507,562	$—
Other Countries	2,356,792,049	2,356,792,049	—	—
Preferred Securities— $25 Par Value:
United States	152,793,051	146,462,996	6,330,055	—
Other Countries	2,899,496	2,899,496	—	—
Preferred Securities— Capital Securities:
United States	160,562,072	—	154,170,194	6,391,878
Other Countries	201,252,958	—	201,252,958	—
Short-Term Investments	59,000,000	—	59,000,000	—
Total Investments[a]	$2,940,807,188	$2,506,154,541	$428,260,769	$6,391,878	[b]

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

b  Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— United States
Balance as of December 31, 2016	$6,275,628
Change in unrealized appreciation (depreciation)	116,250
Balance as of June 30, 2017	$6,391,878

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2017 which were valued using significant unobservable inputs (Level 3) amounted to $116,250.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the SEC. The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2017, the investment manager considers it likely that a significant portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund's taxable income after December 31, 2017, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2017, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily managed assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund up to $1 billion, 0.04% of the average daily managed assets of the Fund in excess of $1 billion and up to $1.5 billion and 0.02% of the average daily managed assets of the Fund in excess of $1.5 billion. For the six months ended June 30, 2017, the effective administration fee paid by the Fund to the investment manager was 0.038%, and the Fund incurred $533,779 in fees under this administration agreement. On June 13, 2017, the Board of Directors of the Fund approved an amendment to the Fund's administration agreement with the investment manager, effective October 1, 2017, to eliminate breakpoints and increase the administration fee to an annual rate of 0.06% of the average daily managed assets of the Fund. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $17,086 for the six months ended June 30, 2017.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2017, totaled $623,375,872 and $666,287,196 respectively.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of June 30, 2017, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$2,342,895,135
Gross unrealized appreciation	$609,332,450
Gross unrealized depreciation	(11,420,397)
Net unrealized appreciation (depreciation)	$597,912,053

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2017 and the year ended December 31, 2016, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 6, 2016, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Shares Repurchase Program) from January 1, 2017, through the fiscal year ended December 31, 2017.

During the six months ended June 30, 2017 and the year ended December 31, 2016, the Fund did not effect any repurchases.

Note 6. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $850,000,000. On April 7, 2017, the Fund entered into an amended and restated credit agreement with BNPP, which reduced the fee on any unused portion of the credit agreement from 0.55% per annum to 0.45% per annum. BNPP may not change certain terms of the credit agreement except upon 360 days' notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

On February 24, 2015, the Fund entered into an amendment to the credit agreement in order to extend the term length of the 5-year, 6-year and 7-year fixed rate tranches of the credit agreement by three years to 2020, 2021 and 2022, respectively. The new rates will increase and become effective upon maturity date of the current fixed rate tranches. In connection with the extension, the Fund paid an arrangement fee based on the aggregate fixed rate financing amount.

As of June 30, 2017, the Fund had outstanding borrowings of $850,000,000 at a weighted average rate of 2.0%. During the six months ended June 30, 2017, the Fund borrowed an average daily balance of $850,000,000 at a weighted average borrowing cost of 2.0%. As of June 30, 2017, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $764,048,603. The value of the outstanding borrowings under the credit agreement exceeded the value of the rehypothecated securities at June 30, 2017. During the six months ended June 30, 2017, the Fund earned $90,201 in fees from rehypothecated securities.

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund's investments in foreign securities will be subject to foreign currency risk, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund's foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments of emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Master Limited Partnership Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of historically low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company's capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Credit and Below Investment Grade Securities Risk: Lower-rated securities, or equivalent unrated securities, which are commonly known as "high-yield bonds" or "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions between the United States and other foreign powers, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the markets and the Fund. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund's investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and disclosure (Modernization) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 9. New Accounting Guidance

In August 2016, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update No. 2016-15, "Statement of Cash Flows (Topic 230), a consensus of the FASB's Emerging Issues Task Force" (ASU 2016-15). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. The Fund does not expect the adoption of the new standard to have a material effect on its financial statements and related disclosures.

In November 2016, the FASB issued a new Accounting Standards Update No. 2016-18, "Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB's Emerging Issues Task Force" (ASU 2016-18). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. The Fund does not expect the adoption of the new standard to have a material effect on its financial statements and related disclosures.

In October 2016, the SEC adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017. The adoption will have no effect on the Fund's net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Infrastructure Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 27, 2017. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:
Michael G. Clark	77,489,208.624	1,335,576.257
Bonnie Cohen	77,490,679.554	1,334,105.327
Dean Junkans	77,438,376.034	1,386,408.847
Richard E. Kroon	76,660,836.465	2,163,948.416

COHEN & STEERS INFRASTRUCTURE FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2017) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (3/30/04)	One Year	Five Years	Ten Years	Since Inception (3/30/04)
11.69%	14.38%	7.14%	10.56%	21.43%	15.10%	8.03%	9.73%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. During certain periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Implementation of Asset Allocation Strategy Group

The Asset Allocation Strategy Group (ASG) aggregates economic outlook, risk and relative value to develop views across asset classes and makes recommendations on allocations among the asset classes. The portfolio managers of the Fund oversee the implementation of the ASG's asset allocation recommendations to the best degree possible. In consideration of the portfolio objectives and constraints, the portfolio managers have discretion to adjust the ASG's recommended allocations. Each portfolio manager on the team then directs and supervises allocation decisions for their respective asset class, and leads and guides the other members of their investment team.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management and subadvisory agreements (the Management Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting of the Independent Directors held on June 6, 2017 and at a meeting of the full Board of Directors held in person on June 13, 2017, the Management Agreements were discussed and were unanimously continued for a term ending June 30, 2018 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund's investment manager (the Investment Manager); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to its other funds and accounts, including those that have investment objectives and strategies similar to the Fund. The Board of Directors also considered

COHEN & STEERS INFRASTRUCTURE FUND, INC.

the education, background and experience of the Investment Manager's and Subadvisors' personnel, particularly noting the potential benefit that the portfolio managers' work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked blended benchmark. The Fund changed its investment strategies and benchmark effective January 1, 2010. In addition, on March 31, 2015, one of the components of the linked benchmark was retired and replaced. For comparative purposes, the Fund's prior benchmark is used for the period it was in place and the current benchmark is used since the date of the change. The Board of Directors noted that the Fund outperformed the Peer Funds' medians for the three-, five- and ten-year periods ended March 31, 2017, ranking one out of four peers for the three-and five-year periods and one out of three peers for the ten-year period. The Board of Directors noted that the Fund underperformed the Peer Funds' median for the one-year period ended March 31, 2017, ranking three out of four peers. The Board of Directors also noted that the Fund outperformed its linked benchmark for the one-, five- and ten-year periods ended March 31, 2017, and underperformed its linked benchmark for the three-year period. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other infrastructure funds. The Board of Directors then determined that Fund performance, in light of all considerations noted above, supported the continuation of the Management Agreements.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the actual management fees paid by the Fund as well as the total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual management fees at managed and common asset levels ranked one out of four peers for each. The Board of Directors also noted that the Fund's total expense ratios at managed and common asset levels, including and excluding investment-related expenses, also ranked one out of four peers for each. The Board of Directors considered the impact of leverage levels on the Fund's fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. Because the Subadvisors are paid by the Investment Manager for investment services provided to the Fund and not

COHEN & STEERS INFRASTRUCTURE FUND, INC.

by the Fund and are affiliates of the Investment Manager, the Board of Directors considered the profitability of the Investment Manager as a whole and did not consider the Subadvisors' separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. Some of these services include compliance, accounting and operational services, oversight of third party service providers, supervising compliance by the Fund with regulatory requirements, furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund. The Board of Directors then approved a 0.022% increase in the administration fee paid by the Fund by eliminating breakpoints. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were no significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreements to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Robert S. Becker
Vice President

Benjamin Morton
Vice President

William F. Scapell
Vice President

Yigal D. Jhirad
Vice President

Francis C. Poli
Assistant Secretary

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: UTF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

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UTFSAR

Semiannual Report June 30, 2017

Cohen & Steers Infrastructure Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:  September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date:  September 7, 2017